SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 24, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-5)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 5.     Other Events.

                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2002-5
                 ----------------------------------------------

     Attached as Exhibit I are the Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) and/or Structural Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Goldman, Sachs & Co. that are required to be filed pursuant to such letters.


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


Item 7.    Financial Statements and Exhibits.

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------------                         -----------

(99) Computational Materials/Structural Term Sheets prepared by Goldman, Sachs & Co.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: April 24, 2002

                                  EXHIBIT INDEX

                                                                Paper (P) or
Exhibit No.                 Description                        Electronic (E)
-----------                 -----------                        --------------

     I             Computational Materials/Structural                 P
                   Term Sheets prepared by Goldman,
                   Sachs & Co.


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